ACST SOAI SUP-4

Statement of Additional Information Supplement dated September 28, 2018

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, C, R, Y, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco Core Plus Bond Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Strategic Real Return Fund

The following information replaces in its entirety item number (7) appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Fund Policies – Non-Fundamental Restrictions” in the Statement of Additional Information:

“(7) The Fund (except for Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund) may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.”

ACST SOAI SUP-4